UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 24, 2008

                                   CACHE INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       FLORIDA                    0 -10345                    59 -1588181
     ----------             ----------------------           -------------
   (STATE OR OTHER        (COMMISSION FILE NUMBER)           (IRS EMPLOYER
   JURISDICTION OF                                           IDENTIFICATION
   INCORPORATION)                                               NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 575-3248



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     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On January 24, 2008 Mr. Brian Woolf, previously Chairman and Chief Executive Officer, as well as the principal executive officer, of Cache, Inc. (the "Company"), resigned from the Company effective immediately.

(c) On January 24, 2008 Mr. Thomas Reinckens, currently Cache Inc.'s President, was appointed as the Company's Chairman and Chief Executive Officer and will serve as the Company's principal executive officer. He will continue in his position as the Company's President in addition to assuming these new roles. Mr. Reinckens' appointment was not pursuant to any arrangement with any other person. There is no family relationship between Mr. Reinckens and any other director or executive officer of the Company. There have not been since the beginning of this fiscal year, and there are not currently contemplated to be any transactions in which the Company was or is a participant and in which Mr. Reinckens had or will have a direct or indirect interest, other than payment to Mr. Reinckens in accordance with his existing employment agreement with the Company. No material contract, plan or agreement of the company to which Mr. Reinckens is a party will be amended in connection with this appointment.

     The press release announcing Mr. Woolf's resignation and Mr. Reinckens' appointment is attached hereto as Exhibit 99.1.

     Mr. Reinckens has served as President and Chief Operating Officer of the Company since October 2000. Mr. Reinckens joined the Company in February 1987 and has held various positions throughout his tenure, most recently serving as Chief Financial Officer from November 1989 to October 2000 and as Executive Vice President from September 1995 to October 2000. Mr. Reinckens previously served as a director of the Company from February 1993 until October 2004.

     ITEM 8.01 VOLUNTARY DISCLOSURE OF OTHER EVENTS

     On January 24, 2007, the Company announced that its board of directors has approved an increase in the number of shares that the Company is authorized to repurchase, to 3.5 million shares in the aggregate. The terms of this stock buyback remain otherwise unchanged. This announcement is also contained in the press release attached as Exhibit 99.1

     ITEM 9.01 EXHIBITS

(d) The following exhibits are attached with this report on Form 8-K.

99.1        Press Release dated January 24, 2008



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                                   SIGNATURES



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED:                 JANUARY      , 2008            CACHE, INC.





                                            BY: /s/  THOMAS REINCKENS
                                            ---------------------------------
                                            THOMAS REINCKENS
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER